UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

(Exact name of registrant as specified in its charter)

Delaware	001-39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue

Suite 3100

Medford, MA 02155

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 616-8188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRNA	Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	GRNAW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 1, 2022, GreenLight Biosciences Holdings, PBC (the “Company”), issued a press release announcing that the first commercial-scale engineering run for the production of the Company’s mRNA vaccine candidate has been completed through the Company’s relationship with Samsung Biologics Co., Ltd. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K (this “report) and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward Looking Statements

The press release attached as Exhibit 99.1 to this report contains, and our officers, directors and employees may make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, with respect to the future operations, scientific developments or financial results of the Company, the Company’s relationship with Samsung Biologics and the manufacturing and scale-up of its product candidates. These forward-looking statements generally are identified by the words “aim to”, “believe,” “project,” “target”, “potential”, “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Many factors could cause actual future events to differ materially from the forward-looking statements in the press release, including the evolution of the COVID-19 pandemic, the ability to develop COVID-19 vaccines that are more broadly protective against new variants and with longer-lasting effects, the ability to begin clinical trials for the Company’s COVID-19 booster vaccine candidate in 2022, the ability to rapidly develop and deploy vaccines on a commercial scale or at all, unanticipated challenges in advancing large-scale commercial production, the ability to scale up and the compatibility of the Company’s process to Samsung Biologics’ Songdo facility, the ability to replicate the production scale in future engineering runs, the acceptance of RNA-based technologies by regulators and the public, our ability to raise and productively deploy capital and the rate at which we can successfully bring products to market. Readers are cautioned not to put undue reliance on forward-looking statements and are encouraged to read the additional risks and uncertainties discussed in our periodic filings with the Securities and Exchange Commission under the heading “Risk Factors.” The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional information on the Company’s and potential risks associated with investing in the Company’s securities, please see our public filings at https://www.sec.gov/edgar/browse/?CIK=1822691&owner=exclude.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated August 1, 2022, titled “GreenLight Biosciences and Samsung Biologics complete first commercial-scale engineering run for mRNA Covid-19 vaccine.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

By:	/s/ David Kennedy
Name:	David Kennedy
Title:	General Counsel

Date: August 1, 2022